                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement, dated as of November 2, 2004
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc., as master servicer (in such capacity, the "Master Servicer"), J.E. Robert Company,
Inc., as special servicer (in such capacity, the "Special Servicer"), LaSalle
Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

         The Purchaser has entered into an Underwriting Agreement, dated as of
November 2, 2004 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Banc of America Securities LLC ("Banc of America"), PNC Capital Markets, Inc
("PNC"), IXIS Securities North America Inc. ("IXIS"), and J.P. Morgan Securities
Inc. ("JPMSI"; Merrill Lynch, Banc of America, PNC, IXIS and JPMSI,
collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of November 2, 2004 (the "Certificate Purchase Agreement"),
with Merrill Lynch, for itself and as representative of Banc of America
(together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such
Certificates, the "Private Certificates").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $438,622,029 (the "Merrill Mortgage Loan
Balance") (subject to a variance of plus or minus

5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $1,242,649,660 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on
November 10, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 106.81686% of the
Merrill Mortgage Loan Balance as of the Cut-off Date, plus (ii) $655,085, which amount represents the amount of interest accrued on the Merrill Mortgage Loan
Balance at the related Net Mortgage Rate for the period from and including the
Cut-off Date up to but not including the Closing Date.

         The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived by the Seller's receipt of the
Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

         (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee on or before the Closing
Date, the documents and instruments specified below with respect to each
Mortgage Loan (each, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is not a Non-Serviced Trust Mortgage Loan shall contain the following documents:

         (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-BPC1,
     Commercial Mortgage Pass-Through Certificates, Series 2004-BPC1, or in
     blank;

         (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

         (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

         (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     or a certified copy of that assignment as sent for recording and any missing recording information), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2004-BPC1, Commercial Mortgage Pass-Through Certificates,
     Series 2004-BPC1, or in blank;

         (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-BPC1, Commercial
     Mortgage Pass-Through Certificates, Series 2004-BPC1, or in blank;

         (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

         (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

         (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements prior to the Closing
     Date) and, if there is an effective UCC Financing Statement in favor of the
     Seller on record with the applicable public office for UCC Financing
     Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-BPC1, Commercial
     Mortgage Pass-Through Certificates, Series 2004-BPC1, as assignee, or in blank;

         (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

         (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

         (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports, or any letter of credit, in each case relating to such Mortgage Loan;

         (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

         (xiii) with respect to each A-Note Trust Mortgage Loan, a copy of the related A/B Intercreditor Agreement.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

         (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee and that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be

done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

         (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

         The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

         (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

         SECTION 3. Representations, Warranties and Covenants of Seller.

         (a) The Seller hereby represents and warrants to and covenants with the
Purchaser, as of the date hereof, that:

         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

         (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and

     delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
     (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

         (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

         (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

         (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

         (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

         (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

         (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

         (x) Each Mortgage Loan was either:

               1. originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and
         Urban Development pursuant to Sections 203 and 211 of the National
         Housing Act (any of the foregoing, including the Seller, a "Qualified
         Originator"); or

               2. originated by a person that is not a Qualified Originator (a
         "Non-Qualified Originator"), in which case,

                    (A) such Mortgage Loan was underwritten in accordance with standards established by the Qualified Originator (which
               standards are the same as the Seller's in all material respects), using application forms and related credit documents approved by the Qualified Originator;

                    (B) the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified
               Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                    (C) the Mortgage Loan was originated by the Non-Qualified
               Originator pursuant to an ongoing, standing relationship with the
               Qualified Originator; and

                    (D) the closing documents for the Mortgage Loan were
               prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, then

                         (I) such closing documents reflect the Qualified
                    Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the
                    closing thereof;

                         (II) such closing documents reflect the Non-Qualified
                    Originator as the original mortgagee, but include assignment documents executed by the Non- Qualified Originator in favor of the Qualified Originator at the time of the closing of
                    the Mortgage Loan, reflecting the Qualified Originator as
                    the successor and assign to the Non-Qualified Originator,
                    and the Mortgage Loan was funded initially by the
                    Non-Qualified Originator at the closing thereof and then
                    acquired by the Qualified Originator from such Non-Qualified
                    Originator; or

                         (III) such closing documents reflect the Non-Qualified
                    Originator as the original mortgagee, but include assignment documents executed by the Non- Qualified Originator in favor of the Qualified Originator at the time of the closing of
                    the Mortgage Loan, reflecting the Qualified Originator as
                    the successor and assign to the Non-Qualified Originator,
                    and the Mortgage Loan was funded initially by the Qualified
                    Originator at the closing thereof and then acquired by the
                    Qualified Originator from such Non-Qualified Originator.

         Each Mortgaged Property consists of one or more separate tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the Secondary Mortgage
Market Enhancement Act of 1984 for commercial property.

         (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

         (c) If the Seller discovers or receives written notice of a Document
Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording

office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the Master Servicer for deposit into the Collection
Account, any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the breach would cause the Mortgage Loan not to be a
Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for the purpose of such repurchase or substitution, shall include an REO Loan));
and provided, further, that with respect to such additional 90-day period, the
Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the
Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

         A Document Defect or Breach as to a Mortgage Loan (which Document
Defect or Breach materially and adversely affects the value of the related
Mortgage Loan or the interest of the Certificateholders therein) that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), and is not cured as provided for above, shall require the repurchase or substitution of all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special
Servicer at the expense of the related Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan; provided, that if such debt service coverage and loan-to-value criteria are satisfied and any Crossed Loan (that is not the
Crossed Loan directly affected by the subject Breach or Document Defect) is not so materially and adversely affected and therefore is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Breach or
Document Defect) is held in the Trust Fund; and provided, further, that the repurchase of less than all such Crossed Loans and the release of any Crossed

                                       9

Loan from a cross-collateralization and cross-default provision shall be subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of
REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions; and provided, further, that the
Controlling Class Representative (if one is then acting) shall have consented to the repurchase or substitution of the affected Crossed Loan, which consent shall not be unreasonably withheld.

         For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the last proviso in the second preceding sentence), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan.

         To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed
Loan(s) held thereby.

         If the exercise by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

         For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

                                       10

         The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy for a breach of the representation in paragraph 30 on
Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses
(without regard to whether such costs and expenses are material or not)
specified in such paragraph that have not, at the time of such cure, been received by the Master Servicer or the Special Servicer from the related
Mortgagor and not a repurchase of the related Mortgage Loan. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller.

         (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as
applicable, in the Collection Account, and, if applicable, the delivery of the
Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute
Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, (i) the
Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the
Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

         (e) This Section 3 provides the sole remedy available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to
Section 3 of this Agreement.

         SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

         (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

         (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer,

                                       11

reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

         (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

         (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

         (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

         (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

         (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or

                                       12

other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

         (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

         (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

         (f) A letter from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively; and

         (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of November 2, 2004 among the
Seller, Bank of America, N.A., PNC Bank, National Association, IXIS Real Estate
Capital Inc., the Purchaser, the Underwriters and the Initial Purchasers. Both
parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

         SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

         (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing

                                       13

Rights Purchase Agreement, dated as of November 10, 2004, between the Seller and
Midland Loan Services, Inc., duly executed by such parties;

         (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement
Memorandum, dated as of November 2, 2004 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement

                                       14

(insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and the information contained in the diskette relates to the Mortgage Loans sold by the Seller), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and, without limitation, exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of
Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers," "Summary of
Prospectus Supplement--The Mortgage Loans And The Mortgaged Real Properties,"
"Risk Factors" and "Description of the Mortgage Pool". The "Specified Portions"
of the Memorandum shall consist of the Specified Portions of the Prospectus
Supplement (as attached as an exhibit to the Memorandum);

         (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing
Date;

         (f) A written opinion of counsel for the Seller relating to certain corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

         SECTION 7. Costs. Whether or not this Agreement is terminated, both the
Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser are parties with respect to the transactions contemplated by this Agreement.

         SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable

                                       15

to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset
Prepayment Interest Shortfalls), from time to time held or invested in the
Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii)
the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage
Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller
does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the
Seller.

         SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

         SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions

                                       16

hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

         SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

         SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                                       17

         SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

         SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

         SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

         SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       18

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          SELLER
                                          ------

                                          MERRILL LYNCH MORTGAGE LENDING, INC.

                                          By: /s/ George H. Kok
                                              ----------------------------------
                                              Name:  George H. Kok
                                              Title: Senior Vice President

                                          Address for Notices:

                                          Telecopier No.:
                                          Telephone No.:

                                          PURCHASER
                                          ---------

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By: /s/ George H. Kok
                                              ----------------------------------
                                              Name:  George H. Kok
                                              Title: Senior Vice President

                                          Address for Notices:

                                          Four World Financial Center
                                          250 Vesey Street
                                          New York, New York 10080

                                          Telecopier No.:
                                          Telephone No.:

                     MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

         For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

         1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

         2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

         3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in November 2004 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in November
2004, without giving effect to any applicable grace period.

         4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

         5. Assignment of Leases and Rents. There exists, as part of the related
Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each
Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

         6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                     S-I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

         7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

         8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy

                                     S-I-3

contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

         9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

         10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

         11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

         12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related

                                     S-I-4

Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto are covered by environmental insurance policies and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns

                                     S-I-5

harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage
Loan.

         13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

         14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance

                                     S-I-6

was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance
Administration Program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such
Mortgaged Property has a probable maximum loss of greater than twenty percent
(20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each
Mortgaged Property located within Florida or within 25 miles of the coast of
North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or
Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on such
Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

         Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

         15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such

                                     S-I-7

charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

         16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

         17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

         18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

         (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

         (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

         (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter

                                     S-I-8

     further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

         (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

         (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

         (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

         (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

         (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

         (ix) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the
     Mortgage Loan together with any accrued interest thereon;

         (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage

                                     S-I-9

     lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

         (xi) such Ground Lease provides that (i) it may not be amended or modified without the prior written consent of the mortgagee under such
     Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

         19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

         20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

         21. No Equity Interest, Equity Participation or Contingent Interest. No
Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                                     S-I-10

         22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

         23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

         24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

         25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

         26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

         27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized

                                     S-I-11

Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

         28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged
Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain
Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related
Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating
Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates;
and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

         29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

         31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

         32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve
(12) months.

                                     S-I-12

         33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

         34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a
"due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized
Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

         35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

         36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

         38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase

                                     S-I-13

by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

         39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any
Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more UCC financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

         40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

         41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its
Anticipated Repayment Date.

         42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

         43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor, or an entity controlled by a principal of such Mortgagor for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only

                                     S-I-14

after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

         44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

         45. Fee Simple Interest. Unless such Mortgage Loan is secured by a
Ground Lease and is the subject of paragraph 18, the interest of the related
Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

         46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

         47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related
Mortgagor, and with such other information as may be required therein.

         48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage or Mortgage Note provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Mortgagor of the default.

         49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor impaired property policy, then the Seller:

         (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

         (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

                                     S-I-15

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

         50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

         51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

         52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

         53. Origination of the Mortgage Loans. The Seller originated all of the
Mortgage Loans.

                                     S-I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2
-----------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------

                             Parkdale Plaza, Hilton Garden Inn    Each Mortgage Loan is the A note loan in an A/B
                             and Prium Office Portfolio II        loan structure comprised of two mortgage loans,
                                                                  both of which are secured by the same mortgage
                                                                  instrument and are cross-defaulted.
----------------------------------------------------------------------------------------------------------------------

Representation #4
-----------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza, Hilton Garden Inn    Each Mortgage Loan is the A note loan in an A/B
                             and Prium Office Portfolio II        loan structure comprised of two mortgage loans,
                                                                  both of which are secured by the same mortgage
                                                                  instrument and are cross-defaulted.
----------------------------------------------------------------------------------------------------------------------

Representation #5
-----------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza, Hilton Garden Inn    Each Mortgage Loan is the A note loan in an A/B
                             and Prium Office Portfolio II        loan structure comprised of two mortgage loans,
                                                                  both of which are secured by the same mortgage
                                                                  instrument and are cross-defaulted.

                                                                  The security interest created by the mortgage and
                                                                  any separate security instrument is for the
                                                                  benefit of the holders of both the A note loan and
                                                                  the B note loan.

                                                                  The security interest created by the assignment of
                                                                  leases and rents (whether as a separate document or
                                                                  as part of the mortgage) is for the benefit of the
                                                                  holders
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                  of both the A note loan and the B note loan.
----------------------------------------------------------------------------------------------------------------------

Representation #8
-----------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza, Hilton Garden Inn    Each Mortgage Loan is the A note loan in an A/B
                             and Prium Office Portfolio II        loan structure comprised of two mortgage loans,
                                                                  both of which are secured by the same mortgage
                                                                  instrument and are cross-defaulted. Only the
                                                                  right, title and interest of the Seller in the A
                                                                  note loan is being conveyed to the Purchaser.
                                                                  The Title Policy was originally issued in the
                                                                  amount of $8,350,000 (Parkdale Plaza), $16,000,000
                                                                  (Hilton Garden Inn) and $33,892,500 for Prium
                                                                  Office Portfolio II.
----------------------------------------------------------------------------------------------------------------------

Representation #10
------------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             3020 Wilshire Boulevard              Although the mortgage requires terrorism
                                                                  insurance, at the date of closing, acceptable
                                                                  coverage was not in place.  Instead, the lender
                                                                  and borrower executed a side letter acknowledging
                                                                  that the borrower is bound by the insurance
                                                                  provisions of the loan documents and evidencing
                                                                  the borrower's agreement that it will deliver to
                                                                  the lender an insurance policy and coverages that
                                                                  fully comply with all of the requirements of the
                                                                  loan documents upon the earlier to occur of (a)
                                                                  the renewal of the borrower's insurance on
                                                                  December 27, 2004, or (b) the lender's request in
                                                                  connection with the securitization and/or transfer
                                                                  of the of the mortgage loan.
----------------------------------------------------------------------------------------------------------------------
                             Factory Stores at the Y              The mortgage loan documents provide that at no
                                                                  time shall the borrower be required to incur a
                                                                  cost for a terrorism insurance policy that is in
                                                                  excess of commercially reasonable rates for which
                                                                  a prudent lender would require a borrower
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                  similarly situated to obtain such terrorism
                                                                  insurance.  In the event the cost of the terrorism
                                                                  insurance exceeds such commercially reasonable
                                                                  rates, the borrower shall be required to obtain
                                                                  and maintain a terrorism insurance policy
                                                                  providing coverage for as much of the loss, cost,
                                                                  damage and liability caused by terrorism as is
                                                                  available for a premium which is determined by the
                                                                  lender to be commercially reasonable with respect
                                                                  to a property which is similarly situated.
----------------------------------------------------------------------------------------------------------------------
                             St. Peter's College                  As of the date of the closing, the Borrower was
                                                                  not required to obtain terrorism insurance
                                                                  provided however, that upon the request of Lender,
                                                                  and provided further that the terrorism insurance
                                                                  is available at commercially acceptable rates and
                                                                  a prudent lender would require a borrower
                                                                  similarly situated to obtain said terrorism
                                                                  insurance, then borrower shall promptly obtain, or
                                                                  cause to be obtained terrorism insurance in
                                                                  accordance with the terms of the mortgage loan
                                                                  documents.
----------------------------------------------------------------------------------------------------------------------
                             Mall 205 and Saddle Rock             The borrower is only obligated to purchase as much
                             Marketplace                          terrorism coverage as can be purchased for a cost
                                                                  equal to two times (2x) the cost of a separate
                                                                  terrorism policy on the date of closing.

----------------------------------------------------------------------------------------------------------------------
                             Walgreens-Naperville                 The mortgage loan documents provide that Walgreens
                                                                  & Co. may self-insure
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                  with respect to the related mortgaged property
                                                                  provided certain conditions set forth in the
                                                                  mortgage are met. Walgreens is in fact self-insuring
                                                                  with respect to this property therefore, a separate
                                                                  policy of terrorism insurance was not required.
----------------------------------------------------------------------------------------------------------------------
                             Lodgian Hospitality Portfolio        Borrower is required to maintain business
                             Pool #2                              interruption and/or rent loss insurance providing
                                                                  coverage for a period commencing on the date of
                                                                  the casualty and ending at least six (6) months after
                                                                  completion of the restoration of the affected
                                                                  Mortgaged Property.

                                                                  The Mortgage Loan documents require each insurance
                                                                  carrier to have a rating of at least AA-. However,
                                                                  in the event of syndicated coverages, only 75%, if
                                                                  four or fewer insurers are in the syndicate, or
                                                                  60%, if 5 or more insurers are in the syndicate, are
                                                                  required to have a rating of at least AA- as long as
                                                                  the others are at least BBB.
----------------------------------------------------------------------------------------------------------------------

Representation #12
------------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Innovation Center of Vermont         Environmental matters to be reviewed to determine
                                                                  presence or absence of an exception.
----------------------------------------------------------------------------------------------------------------------

Representation #14
------------------

----------------------------------------------------------------------------------------------------------------------
                             3020 Wilshire Boulevard              Although the mortgage requires terrorism
                                                                  insurance, at the date of closing, acceptable
                                                                  coverage was not in place.  Instead, the lender
                                                                  and borrower executed a side letter acknowledging
                                                                  that the borrower is bound by the insurance
                                                                  provisions of the loan documents and evidencing
                                                                  the borrower's agreement that it will deliver to
                                                                  the lender an insurance policy and coverages that
                                                                  fully comply with all of the requirements of the
                                                                  loan
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                  documents upon the earlier to occur of (a)
                                                                  the renewal of the borrower's insurance on
                                                                  December 27, 2004, or (b) the lender's request in
                                                                  connection with the securitization and/or transfer
                                                                  of the of the mortgage loan.
----------------------------------------------------------------------------------------------------------------------
                             St. Peter's College                  As of the date of the closing, the Borrower was
                                                                  not required to obtain terrorism insurance
                                                                  provided however, that upon the request of Lender,
                                                                  and provided further that the terrorism insurance
                                                                  is available at commercially acceptable rates and
                                                                  a prudent lender would require a borrower
                                                                  similarly situated to obtain said terrorism
                                                                  insurance, then borrower shall promptly obtain, or
                                                                  cause to be obtained terrorism insurance in
                                                                  accordance with the terms of the mortgage loan
                                                                  documents.
----------------------------------------------------------------------------------------------------------------------
                             Walgreens-Naperville                 The mortgage loan documents provide that Walgreens
                                                                  & Co. may self-insure with respect to the related
                                                                  mortgaged property provided certain conditions set
                                                                  forth in the mortgage are met.  Walgreens is in
                                                                  fact self-insuring with respect to this property
                                                                  therefore, a separate policy of terrorism
                                                                  insurance was not required.
----------------------------------------------------------------------------------------------------------------------

Representation #17
------------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza                       A number of city violations relating to
                                                                  handicapped parking and access at the property
                                                                  have been identified.  An undertaking agreement
                                                                  was executed at loan closing requiring that
                                                                  evidence be provided that all of these were
                                                                  cleared up no later than October 15, 2004.
----------------------------------------------------------------------------------------------------------------------
                             Park Place North Apartments          The mortgaged property consists of several
                                                                  buildings all of which comply with zoning.
                                                                  However, three of the buildings which make up part
                                                                  of the mortgaged property are not constructed in
                                                                  accordance with the zoning requirements with
                                                                  respect
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                  to setbacks and are nonconforming. However, the
                                                                  borrower and indemnitors shall be personally liable
                                                                  hereunder for any and all "Costs" (as defined in
                                                                  the related mortgage note) arising out of or in
                                                                  connection with the status of the mortgaged
                                                                  property as nonconforming with respect to zoning on
                                                                  account of setback violations affecting the
                                                                  mortgaged property.
----------------------------------------------------------------------------------------------------------------------

Representation #18
------------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             3020 Wilshire Boulevard              The ground lessor is not required to give the
                                                                  lender notice of default, and the lender does not
                                                                  have cure rights.  The leasehold estate is a
                                                                  relatively minor portion of the collateral, and
                                                                  the borrower and the ground lessor have contracted
                                                                  that borrower will purchase the fee interest, at
                                                                  which point the borrower's fee interest will be
                                                                  included in the collateral.
----------------------------------------------------------------------------------------------------------------------
                             Lodgian Hospitality Portfolio        If Lender or a third party purchaser at foreclosure
                             Pool #2                              were to succeed to the lessee's interest of the
                                                                  related Borrower under the Ground Leases for the
                                                                  Mortgaged Properties known as the Holiday Inn - BWI
                                                                  Airport, Linthicum, Maryland and the Holiday Inn,
                                                                  East Hartford, Connecticut following foreclosure,
                                                                  transfer by deed-in-lieu thereof or otherwise,
                                                                  further assignment of the Ground Lease would be
                                                                  subject to the consent of the lessor thereunder, not
                                                                  to be unreasonably withheld or delayed.

                                                                  The current term of the Ground Lease for the Holiday
                                                                  Inn - BWI Airport, Linthicum, Maryland expires on
                                                                  September 11, 2013 and includes three 10 year
                                                                  extension options. Lender was not given an express
                                                                  right to exercise such extension options on the
                                                                  applicable Borrower's behalf. The current term of the
                                                                  Ground Lease for the East Hartford,
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                  Connecticut Mortgaged Property expires on April 30,
                                                                  2007 and is subject to three 15 year extension
                                                                  options. Pursuant to a separate estoppel and
                                                                  agreement executed by the ground lessor, Lender may
                                                                  exercise such extension options on the applicable
                                                                  Borrower's behalf.
-----------------------------------------------------------------------------------------------------------------------

Representation #23
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             All Loans                            The borrower under the related mortgage loan
                                                                  documents is not explicitly required to pay any
                                                                  applicable expenses, including any applicable
                                                                  rating agency fees in connection with the related
                                                                  borrower seeking the lender's consent to an
                                                                  encumbrance.
-----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza, Hilton Garden Inn    Each Mortgage Loan is the A note loan in an A/B
                             and Prium Office Portfolio II        loan structure comprised of two mortgage loans,
                                                                  both of which are secured by the same mortgage
                                                                  instrument and are cross-defaulted. Only the right,
                                                                  title and interest of Seller in the A Loan is being
                                                                  conveyed to the Purchaser.
-----------------------------------------------------------------------------------------------------------------------

Representation #28
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             Shops at Janaf                       The related mortgage loan documents provide for the
                                                                  release of an unimproved portion of the related
                                                                  mortgaged property without payment of a release price
                                                                  provided that the conditions set forth in
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                  the mortgage have been satisfied.
-----------------------------------------------------------------------------------------------------------------------

Representation #30
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             All Loans                            The loan documents require the borrower to pay all
                                                                  costs and expenses of the lender in connection with a
                                                                  defeasance and assumption but they do not
                                                                  specifically address rating agency fees.
-----------------------------------------------------------------------------------------------------------------------

Representation #34
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             Factory Stores at the Y              (a) The mortgage loan documents provide that the
                                                                  lender will not withhold its consent to a transfer
                                                                  of the related Mortgaged Property in its entirety
                                                                  so long as certain conditions in the Mortgage Loan
                                                                  (including, without limitation, execution of an
                                                                  assumption agreement by the transferee, transferee
                                                                  is an SPE and no event of default exists).

                                                                  (b) The Mortgage Loan documents provide that during
                                                                  the term of the loan, provided that there is no event
                                                                  of default under the Mortgage Loan documents, the
                                                                  owners of direct and indirect membership interests in
                                                                  the borrower shall be permitted to obtain mezzanine
                                                                  financing ("Mezzanine Financing") in connection with
                                                                  the related Mortgaged Property by pledging their
                                                                  membership interests in the borrower to an acceptable
                                                                  lender (the "Mezz Lender"), provided, however, that
                                                                  certain conditions precedent set forth in the
                                                                  Mortgage Loan documents are met (including, without
                                                                  limitation, the approval by the lender of the terms
                                                                  of the Mezzanine Financing and the execution and
                                                                  delivery of a subordination and standstill agreement
                                                                  and with the mortgaged property meeting certain
                                                                  loan-
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                  to-value and debt service coverage ratio tests).
-----------------------------------------------------------------------------------------------------------------------
                             Riverside General Plaza Phase II     (a) The related Mortgage provides that the
                                                                  definition of "Original Principals" include Marc
                                                                  Nathanson (not an indemnitor of the loan) as well
                                                                  as Mapleton Investments, LLC and Robert Shipp.
                                                                  Each of these individuals/entity owns, directly or
                                                                  indirectly, 45% of the managing member of the
                                                                  borrower, Riverside Investment Partners, LLC
                                                                  ("Riverside Investment Partners").

                                                                  Riverside Investment Partners, LLC is the managing
                                                                  member of the borrower. Mapleton Investments, LLC
                                                                  has a 45% interest in Riverside Investment
                                                                  Partners, and therefore, a 22.50% interest in the
                                                                  Borrower. Falcon Cable Trust has a 99% interest in
                                                                  Mapleton Investments, LLC, and therefore a 22.27%
                                                                  interest in the Borrower. Robert D. Shipp Separate
                                                                  Property Trust has a 45% interest in Riverside
                                                                  Investment Partners, and therefore, a 22.50%
                                                                  interest in the
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                  Borrower.

                                                                  (b) The mortgage provides that upon the death of
                                                                  either Robert Shipp or Marc Nathanson, the loan shall
                                                                  not be immediately due and payable so long as
                                                                  Riverside Investment Partners remains the managing
                                                                  member of the borrower, and Riverside Investment
                                                                  Partners is controlled by the surviving Original
                                                                  Principal(s) and the heirs and legatees of the
                                                                  non-surviving Original Principal(s), so long as such
                                                                  persons are reasonably acceptable to the lender, or
                                                                  management of the mortgaged property is transferred
                                                                  to a professional property manager reasonably
                                                                  acceptable to the lender.

                                                                  (c) The borrower is made up of two members: REA
                                                                  Associates Riverside, LLC ("REA Associates") and
                                                                  Riverside Investment Partners, LLC. The mortgage
                                                                  permits the free transferability of the interest of
                                                                  REA Associates in the borrower to Riverside
                                                                  Investment Partners with no fee or cost to the
                                                                  borrower other than out-of-pocket expenses, including
                                                                  the cost of a no down-grade letter (excluding any
                                                                  legal fees). REA Associates' interest in the borrower
                                                                  is to be acquired by a new entity controlled by the
                                                                  Original Principals instead of a direct acquisition
                                                                  by Riverside Investment Partners to avoid a single
                                                                  member LLC.
-----------------------------------------------------------------------------------------------------------------------

Representation #35
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             The Lakes at College                The borrower is not a single purpose entity.
                             Pointe II & III
-----------------------------------------------------------------------------------------------------------------------
                             3020 Wilshire Boulevard              The Borrower was not newly formed and while the
                                                                  organizational documents currently have the
                                                                  required single-purpose entity provisions, they
                                                                  did not have it at formation
-----------------------------------------------------------------------------------------------------------------------
                             St. Peter's College                  As of the closing date, the borrower was
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                  not a single purpose entity. The borrower is a
                                                                  not-for-profit corporation. The borrower undertook to
                                                                  form a new SPE entity and upon its receipt of its
                                                                  not-for-profit status, the related mortgaged
                                                                  properties will be transferred to the new SPE
                                                                  borrower pursuant to the conditions and stipulations
                                                                  set forth in the mortgage.
-----------------------------------------------------------------------------------------------------------------------
                             Lodgian Hospitality Portfolio        Certain Borrowers previously owned properties
                             Pool #2                              other than the mortgaged properties securing the
                                                                  Mortgage Loan.
-----------------------------------------------------------------------------------------------------------------------

Representation #37
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza                       The property does not sit on a separate tax lot
                                                                  currently, although the borrower has submitted an
                                                                  application for the creation of a separate tax
                                                                  lot.  The loan documents include an undertaking by
                                                                  which the borrower has to provide evidence that a
                                                                  separate tax lot has been created by January 15,
                                                                  2005.
-----------------------------------------------------------------------------------------------------------------------

Representation #39
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             Parkdale Plaza, Hilton Garden Inn    Each Mortgage Loan is the A note loan in an A/B
                             and Prium Office Portfolio II        loan structure comprised of two mortgage loans,
                                                                  both of which are secured by the same mortgage
                                                                  instrument and are cross-defaulted.

                                                                  The security interest created by the UCC financing
                                                                  statement is for the benefit of the holders of both
                                                                  the A Loan and the B Loan.
-----------------------------------------------------------------------------------------------------------------------

Representation #43
------------------

-----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
-----------------------------------------------------------------------------------------------------------------------
                             All loans except Factory             The related Mortgage Loan documents provide for the
                             Stores at Y                          recourse for damages,
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                  liabilities, expenses or claims in connection with
                                                                  the borrower's intentional or gross negligent conduct
                                                                  with respect to waste.
-----------------------------------------------------------------------------------------------------------------------
                             Factory Stores at the Y              The related Mortgage Loan documents provide for
                                                                  recourse for damages, liabilities, costs and expenses
                                                                  in connection with the fraud or material
                                                                  misrepresentation to the lender.
-----------------------------------------------------------------------------------------------------------------------

Representation #45
------------------

----------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Shops at Janaf                       The interest of the related Borrower in the Mortgaged
                                                                  Property secured by the related Mortgage Loan is a
                                                                  leasehold interest.
----------------------------------------------------------------------------------------------------------------------
                             Lodgian Hospitality Portfolio        The interests of the related Borrowers in the
                             Pool #2                              Mortgaged Properties located in East Hartford,
                                                                  Connecticut, Linthicum, Maryland and Albany, New
                                                                  York are leasehold interests.
----------------------------------------------------------------------------------------------------------------------

Representation #47
------------------

---------------------------------------------------------------------------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------------------------------------------------------------------------------------------------
                             All loans except 3020 Wilshire       The Mortgage Loan documents do not require
                             Boulevard, Landmark Building and     quarterly operating statements and rent rolls.
                             U-Haul SAC 3 Portfolio Pool #4       However, the mortgage does provide that the
                                                                  borrower will provide "such other information"
                                                                  relating to the mortgaged property as the lender
                                                                  requests from time to time.
---------------------------------------------------------------------------------------------------------------------
                             3020 Wilshire Boulevard and          During the first 12 months of the loan term, the
                             Landmark Builiding                   borrower is required to provide, promptly upon
                                                                  request, operating statements for the Property for
                                                                  the immediately preceding 12-month period and a rent
                                                                  roll for the preceding month. Additionally, the
                                                                  borrower is required to provide annually, within 30
                                                                  days after the end of each calendar year, operating
                                                                  statements for the mortgaged property for the
                                                                  immediately preceding 12-month period and a rent roll
                                                                  for the Property containing the name of each tenant,
                                                                  the
---------------------------------------------------------------------------------------------------------------------
                                                                  space occupied by such tenant, the lease commencement
                                                                  and expiration dates, security deposit, rent,
                                                                  additional rent, arrearages, and such other
                                                                  information as may customarily be reflected thereon
                                                                  or reasonably requested by the lender.
---------------------------------------------------------------------------------------------------------------------
                             U-Haul SAC 3 Portfolio Pool #4       Annual rent rolls and within 60 days of lender's
                                                                  request and annual operating statements
---------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
      CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE
             LOAN WERE WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS
                              AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                     [None.]

                             ANNEX C (TO SCHEDULE I)

           MORTGAGE LOANS COVERED BY ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                     [None.]

                                                      MORTGAGE           PROPERTY
 LOAN #              PROPERTY NAME                  LOAN SELLER            TYPE                            ADDRESS
 ------              -------------                  -----------            ----                            -------

    2     Lodgian Portfolio 2                           MLML           Hospitality   Various
  2.01    Crowne Plaza - Albany                         MLML           Hospitality   30 Lodge Street
  2.02    Holiday Inn - BWI Airport                     MLML           Hospitality   890 Elkridge Landing Road
  2.03    Courtyard by Marriott  - Lafayette            MLML           Hospitality   214 East Kaliste Saloom Road
  2.04    Residence Inn - Dedham                        MLML           Hospitality   259 Elm Street
  2.05    Courtyard by Marriott  - Tulsa                MLML           Hospitality   3340 South 79th East Avenue
  2.06    Holiday Inn - Pittsburgh                      MLML           Hospitality   401 Holiday Drive
  2.07    Holiday Inn - York                            MLML           Hospitality   334 Arsenal Road
  2.08    Marriott Fairfield Inn  - Augusta             MLML           Hospitality   201 Boy Scout Road
  2.09    Holiday Inn - E. Hartford                     MLML           Hospitality   363 Roberts Street
    4     Mall 205                                      MLML              Retail     9880, 9900 & 10120 Southeast Washington Street
    6     Prium Office Portfolio                        MLML              Office     Various
  6.01    Triplex Building                              MLML              Office     605-618 Woodview Drive
  6.02    Quad A Building                               MLML              Office     600 Woodland Square Loop
  6.03    Quad D Building                               MLML              Office     670 Woodland Square Loop
  6.04    Quad C Building                               MLML              Office     612 Woodland Square Loop
  6.05    Quad B Building                               MLML              Office     676 Woodland Square Loop
  6.06    Anchor Building                               MLML              Office     649 Woodland Square Loop
  6.07    Prudential Building                           MLML              Office     621 Woodland Square Loop
  6.08    Shelton Building                              MLML              Office     110 West K Street
  6.09    Port Angeles Building                         MLML              Office     1601 East Front Street
   6.1    Olympia Building                              MLML              Office     715 8th Avenue East
    7     U Haul Portfolio 1                            MLML           Self Storage  Various
  7.01    U-Haul Storage Of Sunrise                     MLML           Self Storage  4747 Nob Hill Road
  7.02    U-Haul Storage Colmar                         MLML           Self Storage  272 Bethlehem Pike
  7.03    U-Haul Storage Country Club                   MLML           Self Storage  2220 Country Club Drive
  7.04    U-Haul Storage 47th Avenue and Highway 99     MLML           Self Storage  6414 44th Street
  7.05    U-Haul Storage Cedar Ridge                    MLML           Self Storage  1022 South Cedar Ridge Drive
  7.06    U-Haul Storage Ferndale                       MLML           Self Storage  5484 Barrett Road
  7.07    U-Haul Storage Ocala                          MLML           Self Storage  5555 South Pine Avenue
  7.08    U-Haul Storage Franklin Park                  MLML           Self Storage  5394 Monroe Street
  7.09    U-Haul Storage Worthington Galena             MLML           Self Storage  7510 Worthington Galena Road
   7.1    U-Haul Storage Tilton                         MLML           Self Storage  314 Laconia Road
  7.11    U-Haul Storage Keller Lake                    MLML           Self Storage  1195 East Highway 36
  7.12    U-Haul Stg Granville Station                  MLML           Self Storage  8626 North Granville Road
  7.13    U-Haul Storage Spring Hill                    MLML           Self Storage  13416 Cortez Boulevard
  7.14    U-Haul Storage Moon Lake                      MLML           Self Storage  10601 State Road 52
  7.15    U-Haul Storage South Loop 29                  MLML           Self Storage  205 Southwest H.K. Dodgen Loop
  7.16    U-Haul Storage Riverdale                      MLML           Self Storage  5691 Riverdale Road
  7.17    U-Haul Storage Longwood                       MLML           Self Storage  650 North Ronald Reagan Boulevard
  7.18    U-Haul Storage Holyoke                        MLML           Self Storage  250 Appleton Street
    9     U Haul Portfolio 2                            MLML           Self Storage  Various
  9.01    U-Haul Storage Route 9                        MLML           Self Storage  2180 Route 9
  9.02    U-Haul Storage Hefner                         MLML           Self Storage  421 West Hefner Road
  9.03    U-Haul Storage N Royalton                     MLML           Self Storage  9903 Royalton Road
  9.04    U-Haul Storage Orangethorpe                   MLML           Self Storage  2260 East Orangethorpe Avenue
  9.05    U-Haul Storage Ayer                           MLML           Self Storage  79 Fitchburg Road
  9.06    U-Haul Storage Eustis                         MLML           Self Storage  15519 West U.S. Highway 441
  9.07    U-Haul Storage Swansea                        MLML           Self Storage  600 G.A.R. Highway
  9.08    U-Haul Center Research Blvd                   MLML           Self Storage  12611 North Highway 183
  9.09    U-Haul Storage Seminole                       MLML           Self Storage  6249 Seminole Boulevard
   9.1    U-Haul Storage Butler Street                  MLML           Self Storage  803 Butler Street
  9.11    U-Haul Storage Harry Hines Blv                MLML           Self Storage  11061 Harry Hines Boulevard
  9.12    U-Haul Storage Hudson                         MLML           Self Storage  14906 US Highway 19
  9.13    U-Haul Storage Kingston                       MLML           Self Storage  848 Ulster Avenue Mall
  9.14    U-Haul Storage Alta Mesa                      MLML           Self Storage  3450 Altamesa Boulevard
  9.15    U-Haul Storage Stratford Sq                   MLML           Self Storage  4N 275 84th Court
  9.16    U-Haul Storage Route 2                        MLML           Self Storage  438 Harvard Street
   14     Innovation Center of Vermont                  MLML            Mixed Use    128 Lakeside Avenue
   17     The Lakes @ College Pointe II & III           MLML           Multifamily   9000 Colby Drive
   18     Ridge Road Office Building                    MLML              Office     200 East Long Lake Road
   21     Hilton Garden Inn                             MLML           Hospitality   24150 Park Sorrento
   27     Saddle Rock Marketplace                       MLML              Retail     6100 South Gun Club Road
   29     Jack Newell Blvd. Portfolio                   MLML            Industrial   Various
  29.01   7537 Jack Newell Boulevard                    MLML            Industrial   7537 Jack Newell Boulevard
  29.02   7500 Jack Newell Boulevard                    MLML            Industrial   7500 Jack Newell Boulevard
  29.03   7333 Jack Newell Boulevard                    MLML            Industrial   7333 Jack Newell Boulevard
  29.04   2525 Handley Ederville Road                   MLML            Industrial   2525 Handley Ederville Road
   35     Britannia Business Center                     MLML              Office     3400, 3440 and 3480 East Britannia Drive
   38     Landmark Building                             MLML              Office     20201 East Jackson Drive
   41     3020 Wilshire Boulevard                       MLML            Mixed Use    3020 Wilshire Boulevard
   45     St. Peter's College                           MLML           Multifamily   51 Glenwood Avenue,
                                                                                     104 Glenwood Avenue, 121 Glenwood Avenue,
                                                                                       140 Glenwood Avenue, 146-152 Glenwood Avenue,
                                                                                       850 West Side Avenue, 2633 JFK Boulevard
   46     Shops at JANAF                                MLML              Retail     5900 East Virginia Beach Boulevard
   49     Glencoe Crossing                              MLML              Retail     4585-4747 Washtenaw Avenue
   51     Factory Stores at the Y                       MLML              Retail     2042 Lake Tahoe Boulevard
   52     Parkdale Plaza                                MLML              Retail     4328-4408 Dowlen Road
   57     365 Herndon Parkway                           MLML              Office     365 Herndon Parkway
   58     Coconut Palms II                              MLML           Multifamily   5501 Conroy Road
   59     Old Spanish Trail                             MLML              Retail     9525 and 9545 East Old Spanish Trail
   65     1900 West Garvey                              MLML              Office     1900 West Garvey Avenue South
   68     Stadium Place                                 MLML              Retail     3030 Memorial Parkway South
   71     Sun Pointe Apartments                         MLML           Multifamily   1250 Woodcrest Drive
   77     Walgreen's - Naperville                       MLML              Retail     1779 Sequoia Road
   79     Riverside General Plaza Phase II              MLML              Retail     9867-9931 Magnolia Avenue
   80     2025 Richmond Avenue                          MLML            Mixed Use    2025 Richmond Avenue
   83     West Valley Plaza                             MLML              Retail     379-445 West Bagley Road
   84     Park Place North Apartments                   MLML           Multifamily   1306 North Frisco Avenue
   93     Chino Hills Retail                            MLML              Retail     2130 Grand Avenue

                                                             ZIP          CUTOFF BALANCE           ORIGINAL             IO MONTHLY
 LOAN #        CITY           COUNTY          STATE          CODE          (11/1/2004)              BALANCE            DEBT SERVICE
 ------        ----           ------          -----          ----          -----------              -------            ------------

    2     Various         Various             Various      Various           70,536,870.16        70,618,886
  2.01    Albany          Albany                NY          12207            23,223,296.98        23,250,300
  2.02    Linthicum       Anne Arundel          MD          21090            21,251,441.88        21,276,152
  2.03    Lafayette       Lafayette             LA          70508             5,897,648.39         5,904,506
  2.04    Dedham          Norfolk               MA          02026             5,529,356.43         5,535,786
  2.05    Tulsa           Tulsa                 OK          74145             5,016,733.82         5,022,567
  2.06    Pittsburgh      Allegheny             PA          15220             3,571,436.69         3,575,589
  2.07    York            York                  PA          17402             2,463,574.65         2,466,439
  2.08    Augusta         Richmond              GA          30909             2,189,844.12         2,192,390
  2.09    East Hartford   Hartford              CT          06108             1,393,537.17         1,395,157
    4     Portland        Multnomah             OR          97216            44,000,000.00        44,000,000            214,914.03
    6     Various         Various               WA         Various           31,769,678.59        31,800,000
  6.01    Lacey           Thurston              WA          98503             8,351,029.66         8,359,000
  6.02    Lacey           Thurston              WA          98503             4,023,160.24         4,027,000
  6.03    Lacey           Thurston              WA          98503             3,871,305.17         3,875,000
  6.04    Lacey           Thurston              WA          98503             3,719,450.11         3,723,000
  6.05    Lacey           Thurston              WA          98503             3,567,595.04         3,571,000
  6.06    Lacey           Thurston              WA          98503             3,415,739.97         3,419,000
  6.07    Lacey           Thurston              WA          98503             2,809,318.75         2,812,000
  6.08    Shelton         Mason                 WA          98584               949,094.17           950,000
  6.09    Port Angeles    Clallam               WA          98362               645,384.04           646,000
   6.1    Olympia         Thurston              WA          98501               417,601.44           418,000
    7     Various         Various             Various      Various           30,773,889.51        30,920,000
  7.01    Sunrise         Broward               FL          33351             5,344,624.41         5,370,000
  7.02    Colmar          Montgomery            PA          18915             3,652,657.65         3,670,000
  7.03    Carrollton      Dallas                TX          75006             2,557,855.63         2,570,000
  7.04    Sacramento      Sacramento            CA          95823             2,518,044.65         2,530,000
  7.05    Duncanville     Dallas                TX          75137             1,721,825.00         1,730,000
  7.06    Ferndale        Whatcom               WA          98248             1,672,061.27         1,680,000
  7.07    Ocala           Marion                FL          34480             1,652,155.78         1,660,000
  7.08    Toledo          Lucas                 OH          43623             1,612,344.79         1,620,000
  7.09    Worthington     Franklin              OH          43085             1,512,817.34         1,520,000
   7.1    Tilton          Belknap               NH          03276             1,254,045.95         1,260,000
  7.11    Maplewood       Ramsey                MN          55109             1,224,187.71         1,230,000
  7.12    Milwaukee       Milwaukee             WI          53224             1,074,896.53         1,080,000
  7.13    Brooksville     Hernando              FL          34613             1,035,085.55         1,040,000
  7.14    Hudson          Pasco                 FL          34669               915,652.60           920,000
  7.15    Temple          Bell                  TX          76502               895,747.11           900,000
  7.16    College Park    Clayton               GA          30349               895,747.11           900,000
  7.17    Longwood        Seminole              FL          32750               676,786.70           680,000
  7.18    Holyoke         Hampden               MA          10140               557,353.76           560,000
    9     Various         Various             Various      Various           27,529,294.42        27,660,000
  9.01    Toms River      Ocean                 NJ          08755             3,433,697.24         3,450,000
  9.02    Oklahoma City   Oklahoma              OK          73114             2,707,146.81         2,720,000
  9.03    North Royalton  Cuyahoga              OH          44133             2,527,997.39         2,540,000
  9.04    Fullerton       Orange                CA          92831             2,468,280.92         2,480,000
  9.05    Ayer            Middlesex             MA          01432             2,368,753.46         2,380,000
  9.06    Eustis          Lake                  FL          32726             2,318,989.73         2,330,000
  9.07    Swansea         Bristol               MA          02777             2,289,131.50         2,300,000
  9.08    Austin          Travis                TX          78759             1,811,399.71         1,820,000
  9.09    Seminole        Pinellas              FL          33772             1,691,966.76         1,700,000
   9.1    Chesapeake      Chesapeake City       VA          23323             1,403,337.13         1,410,000
  9.11    Dallas          Dallas                TX          75229               885,794.36           890,000
  9.12    Hudson          Pasco                 FL          34667               885,794.36           890,000
  9.13    Kingston        Ulster                NY          12401               796,219.65           800,000
  9.14    Fort Worth      Tarrant               TX          76133               726,550.43           730,000
  9.15    Hanover Park    DuPage                IL          60133               716,597.69           720,000
  9.16    Leominster      Worcester             MA          01453               497,637.28           500,000
   14     Burlington      Chittenden            VT          05401            23,000,000.00        23,000,000            114,168.11
   17     Fort Myers      Lee                   FL          33919            20,281,632.72        20,300,000
   18     Bloomfield HillsOakland               MI          48304            20,250,000.00        20,250,000
   21     Calabasas       Los Angeles           CA          91302            15,500,000.00        15,500,000
   27     Aurora          Arapahoe              CO          80015            14,000,000.00        14,000,000             70,499.07
   29     Fort Worth      Tarrant               TX          76118            13,500,000.00        13,500,000
  29.01   Fort Worth      Tarrant               TX          76118             4,829,912.02         4,829,912
  29.02   Fort Worth      Tarrant               TX          76118             3,602,639.30         3,602,639
  29.03   Fort Worth      Tarrant               TX          76118             2,771,261.00         2,771,261
  29.04   Richland Hills  Tarrant               TX          76118             2,296,187.68         2,296,188
   35     Tucson          Pima                  AZ          85706            12,400,000.00        12,400,000             58,146.53
   38     Independence    Jackson               MO          64015            11,178,105.69        11,200,000
   41     Los Angeles     Los Angeles           CA          90010            10,390,887.21        10,400,000
   45     Jersey City     Hudson                NJ          07306             8,978,017.03         9,000,000

   46     Norfolk         Norfolk City          VA          23502             8,800,000.00         8,800,000
   49     Ann Arbor       Washtenaw             MI          48108             8,175,000.00         8,175,000
   51     South Lake TahoeEl Dorado             CA          96150             8,000,000.00         8,000,000             37,175.93
   52     Beaumont        Jefferson             TX          77706             7,829,416.23         7,840,000
   57     Herndon         Fairfax               VA          20170             6,160,000.00         6,160,000             29,926.62
   58     Orlando         Orange                FL          32811             6,000,000.00         6,000,000
   59     Tucson          Pima                  AZ          85748             5,844,311.30         5,850,000
   65     West Covina     Los Angeles           CA          91790             5,195,235.42         5,200,000
   68     Huntsville      Madison               AL          35801             5,000,000.00         5,000,000
   71     Daytona Beach   Volusia               FL          32114             4,495,609.07         4,500,000
   77     Naperville      DuPage                IL          60540             3,746,683.73         3,750,000
   79     Riverside       Riverside             CA          92503             3,500,000.00         3,500,000
   80     Staten Island   Richmond              NY          10314             3,495,257.03         3,500,000
   83     Berea           Cuyahoga              OH          44017             3,300,000.00         3,300,000
   84     Springfield     Greene                MO          65802             3,296,945.85         3,300,000
   93     Chino Hills     San Bernardino        CA          91709             1,695,194.86         1,700,000

             IO ANNUAL        MONTHLY P&I          ANNUAL P&I        INTEREST      PRIMARY SERVICING       MASTER SERVICING
 LOAN #     DEBT SERVICE      DEBT SERVICE        DEBT SERVICE       RATE (%)           FEE RATE               FEE RATE
 ------     ------------      ------------        ------------       --------           --------               --------

    2                                 481,968           5,783,615       6.5770                 0.02000                0.02000
  2.01                                                                  6.5770
  2.02                                                                  6.5770
  2.03                                                                  6.5770
  2.04                                                                  6.5770
  2.05                                                                  6.5770
  2.06                                                                  6.5770
  2.07                                                                  6.5770
  2.08                                                                  6.5770
  2.09                                                                  6.5770
    4            2,578,968            257,639           3,091,671       5.7810                 0.02000                0.02000
    6                                 179,561           2,154,727       5.4500                 0.02000                0.02000
  6.01                                                                  5.4500
  6.02                                                                  5.4500
  6.03                                                                  5.4500
  6.04                                                                  5.4500
  6.05                                                                  5.4500
  6.06                                                                  5.4500
  6.07                                                                  5.4500
  6.08                                                                  5.4500
  6.09                                                                  5.4500
   6.1                                                                  5.4500
    7                                 211,196           2,534,347       6.6250                 0.02000                0.02000
  7.01                                                                  6.6250
  7.02                                                                  6.6250
  7.03                                                                  6.6250
  7.04                                                                  6.6250
  7.05                                                                  6.6250
  7.06                                                                  6.6250
  7.07                                                                  6.6250
  7.08                                                                  6.6250
  7.09                                                                  6.6250
   7.1                                                                  6.6250
  7.11                                                                  6.6250
  7.12                                                                  6.6250
  7.13                                                                  6.6250
  7.14                                                                  6.6250
  7.15                                                                  6.6250
  7.16                                                                  6.6250
  7.17                                                                  6.6250
  7.18                                                                  6.6250
    9                                 188,929           2,267,142       6.6250                 0.02000                0.02000
  9.01                                                                  6.6250
  9.02                                                                  6.6250
  9.03                                                                  6.6250
  9.04                                                                  6.6250
  9.05                                                                  6.6250
  9.06                                                                  6.6250
  9.07                                                                  6.6250
  9.08                                                                  6.6250
  9.09                                                                  6.6250
   9.1                                                                  6.6250
  9.11                                                                  6.6250
  9.12                                                                  6.6250
  9.13                                                                  6.6250
  9.14                                                                  6.6250
  9.15                                                                  6.6250
  9.16                                                                  6.6250
   14            1,370,017            136,054           1,632,644       5.8750                 0.02000                0.02000
   17                                 117,307           1,407,687       5.6600                 0.02000                0.02000
   18                                 120,110           1,441,322       5.9000                 0.02000                0.02000
   21                                 107,905           1,294,861       6.8330                 0.02000                0.02000
   27              845,989             83,577           1,002,929       5.9600                 0.02000                0.02000
   29                                  77,714             932,563       5.6250                 0.02000                0.02000
  29.01                                                                 5.6250
  29.02                                                                 5.6250
  29.03                                                                 5.6250
  29.04                                                                 5.6250
   35              697,758             70,795             849,544       5.5500                 0.02000                0.02000
   38                                  65,005             780,058       5.7000                 0.02000                0.02000
   41                                  60,930             731,156       5.7860                 0.02000                0.02000
   45                                  61,473             737,682       6.6250                 0.02000                0.02000
   46                                  50,358             604,298       5.5710                 0.00000                0.02000
   49                                  46,782             561,379       5.5710                 0.02000                0.02000
   51              446,111             45,423             545,077       5.5000                 0.02000                0.02000
   52                                  49,133             589,591       5.7100                 0.02000                0.02000
   57              359,119             35,948             431,377       5.7500                 0.02000                0.02000
   58                                  34,335             412,021       5.5710                 0.00000                0.02000
   59                                  32,740             392,881       5.3700                 0.00000                0.02000
   65                                  29,885             358,619       5.6100                 0.02000                0.02000
   68                                  28,767             345,204       5.6200                 0.02000                0.02000
   71                                  25,145             301,745       5.3560                 0.00000                0.02000
   77                                  21,884             262,608       5.7500                 0.02000                0.02000
   79                                  21,641             259,695       6.2900                 0.02000                0.02000
   80                                  21,892             262,704       5.6900                 0.02000                0.02000
   83                                  19,174             230,090       5.7100                 0.02000                0.02000
   84                                  18,882             226,587       5.5700                 0.02000                0.02000
   93                                   9,921             119,049       5.7500                 0.02000                0.02000

            TRUSTEE & PAYING       BROKER STRIP        ADMIN.           NET MORTGAGE        ACCRUAL                  REMAINING
 LOAN #        AGENT FEE               RATE              FEE            INTEREST RATE        TYPE         TERM          TERM
 ------        ---------               ----              ---            -------------        ----         ----          ----

    2                  0.00170                         0.04170                 6.5353      Actual/360       57            56
  2.01                                                                                                                    56
  2.02                                                                                                                    56
  2.03                                                                                                                    56
  2.04                                                                                                                    56
  2.05                                                                                                                    56
  2.06                                                                                                                    56
  2.07                                                                                                                    56
  2.08                                                                                                                    56
  2.09                                                                                                                    56
    4                  0.00170                         0.04170                 5.7393      Actual/360       120          118
    6                  0.00170                         0.04170                 5.4083      Actual/360       120          119
  6.01                                                                                                                   119
  6.02                                                                                                                   119
  6.03                                                                                                                   119
  6.04                                                                                                                   119
  6.05                                                                                                                   119
  6.06                                                                                                                   119
  6.07                                                                                                                   119
  6.08                                                                                                                   119
  6.09                                                                                                                   119
   6.1                                                                                                                   119
    7                  0.00170                         0.04170                 6.5833      Actual/360       120          116
  7.01                                                                                                                   116
  7.02                                                                                                                   116
  7.03                                                                                                                   116
  7.04                                                                                                                   116
  7.05                                                                                                                   116
  7.06                                                                                                                   116
  7.07                                                                                                                   116
  7.08                                                                                                                   116
  7.09                                                                                                                   116
   7.1                                                                                                                   116
  7.11                                                                                                                   116
  7.12                                                                                                                   116
  7.13                                                                                                                   116
  7.14                                                                                                                   116
  7.15                                                                                                                   116
  7.16                                                                                                                   116
  7.17                                                                                                                   116
  7.18                                                                                                                   116
    9                  0.00170                         0.04170                 6.5833      Actual/360       120          116
  9.01                                                                                                                   116
  9.02                                                                                                                   116
  9.03                                                                                                                   116
  9.04                                                                                                                   116
  9.05                                                                                                                   116
  9.06                                                                                                                   116
  9.07                                                                                                                   116
  9.08                                                                                                                   116
  9.09                                                                                                                   116
   9.1                                                                                                                   116
  9.11                                                                                                                   116
  9.12                                                                                                                   116
  9.13                                                                                                                   116
  9.14                                                                                                                   116
  9.15                                                                                                                   116
  9.16                                                                                                                   116
   14                  0.00170                         0.04170                 5.8333      Actual/360       120          119
   17                  0.00170                         0.04170                 5.6183      Actual/360       120          119
   18                  0.00170                         0.04170                 5.8583      Actual/360       125          125
   21                  0.00170                         0.04170                 6.7913      Actual/360       120          120
   27                  0.00170                         0.04170                 5.9183      Actual/360       120          117
   29                  0.00170                         0.04170                 5.5833      Actual/360       120          120
  29.01                                                                                                                  120
  29.02                                                                                                                  120
  29.03                                                                                                                  120
  29.04                                                                                                                  120
   35                  0.00170                         0.04170                 5.5083      Actual/360       120          120
   38                  0.00170                         0.04170                 5.6583      Actual/360       120          118
   41                  0.00170                         0.04170                 5.7443      Actual/360       120          119
   45                  0.00170                         0.04170                 6.5833      Actual/360       120          118
   46                  0.00170       0.05000           0.07170                 5.4993      Actual/360       84            84
   49                  0.00170       0.05000           0.09170                 5.4793      Actual/360       84            84
   51                  0.00170                         0.04170                 5.4583      Actual/360       120          119
   52                  0.00170                         0.04170                 5.6683      Actual/360       120          119
   57                  0.00170                         0.04170                 5.7083      Actual/360       120          118
   58                  0.00170       0.05000           0.07170                 5.4993      Actual/360       84            84
   59                  0.00170       0.04000           0.06170                 5.3083      Actual/360       120          119
   65                  0.00170                         0.04170                 5.5683      Actual/360       120          119
   68                  0.00170                         0.04170                 5.5783      Actual/360       120          120
   71                  0.00170       0.05000           0.07170                 5.2843      Actual/360       84            83
   77                  0.00170                         0.04170                 5.7083      Actual/360       120          119
   79                  0.00170                         0.04170                 6.2483      Actual/360       120          120
   80                  0.00170                         0.04170                 5.6483      Actual/360       120          119
   83                  0.00170                         0.04170                 5.6683      Actual/360       120          120
   84                  0.00170                         0.04170                 5.5283      Actual/360       120          119
   93                  0.00170                         0.04170                 5.7083      Actual/360       120          117

          MATURITY/      AMORT     REMAINING         TITLE         ARD      ARD STEP    ENVIRONMENTAL
 LOAN #    ARD DATE      TERM      AMORT TERM         TYPE        (Y/N)      UP (%)      REPORT TYPE
 ------    --------      ----      ----------         ----        -----      ------      -----------

    2      7/1/2009       297         296           Various        No                      Phase I
  2.01                                             Leasehold                               Phase I
  2.02                                             Leasehold                               Phase I
  2.03                                                Fee                                  Phase I
  2.04                                                Fee                                  Phase I
  2.05                                                Fee                                  Phase I
  2.06                                                Fee                                  Phase I
  2.07                                                Fee                                  Phase I
  2.08                                                Fee                                  Phase I
  2.09                                             Leasehold                               Phase I
    4      9/1/2014       360         360             Fee          No                      Phase I
    6     10/1/2014       360         359             Fee          No                      Phase I
  6.01                                                Fee                                  Phase I
  6.02                                                Fee                                  Phase I
  6.03                                                Fee                                  Phase I
  6.04                                                Fee                                  Phase I
  6.05                                                Fee                                  Phase I
  6.06                                                Fee                                  Phase I
  6.07                                                Fee                                  Phase I
  6.08                                                Fee                                  Phase I
  6.09                                                Fee                                  Phase I
   6.1                                                Fee                                  Phase I
    7      7/1/2014       300         296             Fee          No                      Phase I
  7.01                                                Fee                                  Phase I
  7.02                                                Fee                                  Phase I
  7.03                                                Fee                                  Phase I
  7.04                                                Fee                                  Phase I
  7.05                                                Fee                                  Phase I
  7.06                                                Fee                                  Phase I
  7.07                                                Fee                                  Phase I
  7.08                                                Fee                                  Phase I
  7.09                                                Fee                                  Phase I
   7.1                                                Fee                                  Phase I
  7.11                                                Fee                                  Phase I
  7.12                                                Fee                                  Phase I
  7.13                                                Fee                                  Phase I
  7.14                                                Fee                                  Phase I
  7.15                                                Fee                                  Phase I
  7.16                                                Fee                                  Phase I
  7.17                                                Fee                                  Phase I
  7.18                                                Fee                                  Phase I
    9      7/1/2014       300         296             Fee          No                      Phase I
  9.01                                                Fee                                  Phase I
  9.02                                                Fee                                  Phase I
  9.03                                                Fee                                  Phase I
  9.04                                                Fee                                  Phase I
  9.05                                                Fee                                  Phase I
  9.06                                                Fee                                  Phase I
  9.07                                                Fee                                  Phase I
  9.08                                                Fee                                  Phase I
  9.09                                                Fee                                  Phase I
   9.1                                                Fee                                  Phase I
  9.11                                                Fee                                  Phase I
  9.12                                                Fee                                  Phase I
  9.13                                                Fee                                  Phase I
  9.14                                                Fee                                  Phase I
  9.15                                                Fee                                  Phase I
  9.16                                                Fee                                  Phase I
   14     10/1/2014       360         360             Fee          No                      Phase I
   17     10/1/2014       360         359             Fee          No                      Phase I
   18      4/1/2015       360         360             Fee          No                      Phase I
   21     11/1/2014       300         300             Fee          No                      Phase I
   27      8/1/2014       360         360             Fee          No                      Phase I
   29     11/1/2014       360         360             Fee          No                      Phase I
  29.01                                               Fee                                  Phase I
  29.02                                               Fee                                  Phase I
  29.03                                               Fee                                  Phase I
  29.04                                               Fee                                  Phase I
   35     11/1/2014       360         360             Fee          No                      Phase I
   38      9/1/2014       360         358             Fee          No                      Phase I
   41     10/1/2014       360         359         Fee/Leasehold    No                      Phase I
   45      9/1/2014       300         298             Fee          No                      Phase I
   46     11/1/2011       360         360          Leasehold       No                      Phase I
   49     11/1/2011       360         360             Fee          No                      Phase I
   51     10/1/2014       360         360             Fee          No                      Phase I
   52     10/1/2014       300         299             Fee          No                      Phase I
   57      9/1/2014       360         360             Fee          No                      Phase I
   58     11/1/2011       360         360             Fee          No                      Phase I
   59     10/1/2014       360         359             Fee          No                      Phase I
   65     10/1/2014       360         359             Fee          No                      Phase I
   68     11/1/2014       360         360             Fee          No                      Phase I
   71     10/1/2011       360         359             Fee          No                      Phase I
   77     10/1/2014       360         359             Fee          No                      Phase I
   79     11/1/2014       360         360             Fee          No                      Phase I
   80     10/1/2014       300         299             Fee          No                      Phase I
   83     11/1/2014       360         360             Fee          No                      Phase I
   84     10/1/2014       360         359             Fee          No                      Phase I
   93      8/1/2014       360         357             Fee          No                      Phase I

           ENVIRONMENTAL       CROSS-              CROSS-              DEFEASANCE            LETTER
 LOAN #   INSURANCE (Y/N)     DEFAULTED        COLLATERALIZED            ALLOWED           OF CREDIT
 ------   ---------------     ---------        --------------            -------           ---------

    2           No                                                         Yes                 No
  2.01          No
  2.02          No
  2.03          No
  2.04          No
  2.05          No
  2.06          No
  2.07          No
  2.08          No
  2.09          No
    4           No                                                         Yes                Yes
    6           No                                                         Yes                 No
  6.01          No
  6.02          No
  6.03          No
  6.04          No
  6.05          No
  6.06          No
  6.07          No
  6.08          No
  6.09          No
   6.1          No
    7           No               Yes                 Yes                   Yes                 No
  7.01          No
  7.02          No
  7.03          No
  7.04          No
  7.05          No
  7.06          No
  7.07          No
  7.08          No
  7.09          No
   7.1          No
  7.11          No
  7.12          No
  7.13          No
  7.14          No
  7.15          No
  7.16          No
  7.17          No
  7.18          No
    9           No               Yes                 Yes                   Yes                 No
  9.01          No
  9.02          No
  9.03          No
  9.04          No
  9.05          No
  9.06          No
  9.07          No
  9.08          No
  9.09          No
   9.1          No
  9.11          No
  9.12          No
  9.13          No
  9.14          No
  9.15          No
  9.16          No
   14           No                                                         Yes                 No
   17           No                                                         Yes                 No
   18           No                                                         Yes                 No
   21           No                                                         Yes                 No
   27           No                                                         Yes                Yes
   29           No                                                         Yes                 No
  29.01         No
  29.02         No
  29.03         No
  29.04         No
   35           No                                                         Yes                 No
   38           No                                                         Yes                 No
   41           No                                                         Yes                 No
   45           No                                                         Yes                 No
   46           No                                                         Yes                 No
   49           No                                                         Yes                Yes
   51           No                                                         Yes                 No
   52           No                                                         Yes                 No
   57           No                                                         Yes                 No
   58           No                                                         Yes                Yes
   59           No                                                         No                  No
   65           No                                                         Yes                 No
   68           No                                                         Yes                 No
   71           No                                                         Yes                 No
   77           No                                                         Yes                 No
   79           No                                                         Yes                 No
   80           No                                                         Yes                 No
   83           No                                                         Yes                 No
   84           No                                                         Yes                 No
   93           No                                                         Yes                 No

               LOCKBOX      HOLDBACK      UPFRONT ENG.     UPFRONT CAPEX     UPFRONT ENVIR.      UPFRONT TI/LC        UPFRONT RE
 LOAN #       IN-PLACE        AMT          RESERVE          RESERVES            RESERVE            RESERVE          TAX RESERVE
 ------       --------        ---          -------          --------            -------            -------          -----------

    2            Yes                    3,329,429.00                            1,237.50                             300,000.00
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
    4                                                                          12,500.00                             519,222.12
    6            Yes                                                                             350,000.00
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
    7            Yes                       21,031.25                                                                 296,917.78
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
    9            Yes                       21,018.75         105,000.00                                              188,131.61
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
   9.1
  9.11
  9.12
  9.13
  9.14
  9.15
  9.16
   14            Yes
   17                                                                                                                267,168.00
   18            No                                                                            3,705,380.00           85,437.66
   21            Yes                                                                                                  76,394.30
   27                                                                                                                 96,950.00
   29                                                         44,429.00                          500,000.00
  29.01
  29.02
  29.03
  29.04
   35                                                        115,000.00                          400,000.00           45,327.39
   38                                                                                            550,000.00          188,122.34
   41                                       7,500.00                            1,500.00                              19,157.36
   45                                   1,567,062.50                           93,750.00
   46                                                                                                                 22,291.82
   49                                      31,175.00          21,612.00                                               88,833.63
   51                                     405,000.00                                                                  15,892.41
   52                                                                                                                120,267.98
   57                        27,000                                                              280,000.00           13,250.00
   58                                      98,800.00                                                                  53,281.61
   59                                                                                                                  3,875.70
   65                                                         40,683.00                          100,000.00           22,713.76
   67
   68                                     115,187.50                                                                  26,789.14
   71            Yes
   77                                                                                                                 26,775.00
   79                                      47,059.00                                              20,000.00           63,060.87
   80                                                                                                                 34,523.54
   83                                     120,000.00          34,600.00                                               11,712.85
   84                                                                                                                 28,290.50
   93

                  UPFRONT            UPFRONT
                 INSURANCE            OTHER
 LOAN #           RESERVE            RESERVE                          UPFRONT OTHER DESCRIPTION
 ------           -------            -------                          -------------------------

    2            538,200.00        482,542.18                             Ground Rent Reserve
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
    4                              594,566.00       (Performance Bike) Tenant Completion Reserve: $244,566; (Dress Barn
                                                                 termination) Lease-Up Holdback: $350,000.
    6
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
    7
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18

  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
   9.1
  9.11
  9.12
  9.13
  9.14
  9.15
  9.16

   17             18,674.60
   18                            1,200,000.00                              Rent Shortfall Reserve
   21             43,468.95
   27             10,168.20        757,685.00                                 Rent/CAM Reserve
   29             52,386.25
  29.01
  29.02
  29.03
  29.04
   35                               40,000.00                                   Roper Reserve

   41             42,000.00

   46             21,266.61        888,500.00       Catherine's Occupancy Reserve (730,000); Tenant Occupancy Reserve (150,000);
                                                             Wells Fargo Tenant Improvements Reserve (8,500)
   49             14,132.16        455,250.00         Tenant Occupancy Reserve (455,000); Letter of Credit Transfer Reserve (250)
   51              5,575.76
   52             25,222.00
   57              3,441.81
   58              6,762.00               250                           Letter of Credit Transfer Reserve
   59                              177,000.00                           Southwest Pizza/Starbucks Reserve

   68             10,600.80
   71              6,671.35

   79                              571,550.00       Checks Into Cash Reserve (400,000.00); Construction Allowance and Leasing
                                                                        Commissions Reserve (171,550.00)
   80              1,454.51

   84             15,581.81

            MONTHLY      MONTHLY       MONTHLY                        MONTHLY            MONTHLY
             CAPEX        ENVIR.        TI/LC         MONTHLY RE     INSURANCE            OTHER
 LOAN #     RESERVE      RESERVE       RESERVE        TAX RESERVE     RESERVE            RESERVE
 ------     -------      -------       -------        -----------     -------            -------

    2         4.00%                                   82,600.00      46,200.00        168,152.14
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
    4      4,846.00                   4,147.00        43,268.51                         6,667.00
    6      3,599.08                  12,500.00        29,513.16       4,001.38
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
    7     11,567.95                                   63,613.18      16,726.49
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
    9     11,033.14                                   52,321.84      16,663.37
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
   9.1
  9.11
  9.12
  9.13
  9.14
  9.15
  9.16
   14                                                 22,300.86       5,295.33
   17      4,600.00                                   24,288.00       9,337.30
   18      2,493.00                                   32,469.14       3,109.14
   21     16,002.00                                   13,369.00       7,244.83
   27           823                   1,667.00        24,237.50       1,271.03
   29      3,616.00                   6,944.44        29,855.81       5,238.63
  29.01
  29.02
  29.03
  29.04
   35      2,182.00                                   15,109.13
   38      1,542.00                                   23,515.29
   41      1,213.00                   4,000.00         3,192.89       3,500.00
   45      4,862.83
   46        910.18                   5,643.00         7,430.61       3,038.09
   49      1,557.83                   6,777.00        14,651.44       2,018.88
   51           648                                    3,178.48       1,858.59
   52      1,225.00                                   12,026.80       2,802.44
   57           886                                    4,416.67         688.36
   58      2,264.00                                    5,920.18            966
   59           496                   2,083.00         2,260.82
   65      1,060.00                   2,778.00         7,125.00       1,711.76
   68         4.00%                                    2,419.35          883.4
   71           441                   2,475.00         3,827.02         953.05
   77      2,816.33
   79                                                  4,462.50
   80           174                        558        15,765.22       1,454.51
   83           514                   3,411.00        11,507.85
   84      1,163.00                   4,177.00         1,123.15       2,423.84
   93           109                                    3,143.50

                                OTHER
                                MONTH                        TOTAL        UNIT OF         GRACE         LOAN
 LOAN #                      DESCRIPTION                    SF/UNITS      MEASURE        PERIOD        GROUP
 ------                      -----------                    --------      -------        ------        -----

    2               Ground Rent                               1,484       Rooms             0            1
  2.01                                                          384       Rooms                          1
  2.02                                                          259       Rooms                          1
  2.03                                                           90       Rooms                          1
  2.04                                                           81       Rooms                          1
  2.05                                                          122       Rooms                          1
  2.06                                                          201       Rooms                          1
  2.07                                                          100       Rooms                          1
  2.08                                                          117       Rooms                          1
  2.09                                                          130       Rooms                          1
    4      Dress Barn Rollover Reserve - capped at $80,000  305,103        SF               5            1
    6                                                       287,921        SF               5            1
  6.01                                                       76,143        SF                            1
  6.02                                                       36,454        SF                            1
  6.03                                                       33,345        SF                            1
  6.04                                                       33,184        SF                            1
  6.05                                                       33,184        SF                            1
  6.06                                                       26,981        SF                            1
  6.07                                                       22,848        SF                            1
  6.08                                                       12,000        SF                            1
  6.09                                                        9,800        SF                            1
   6.1                                                        3,982        SF                            1
    7                                                       921,912        SF               5            1
  7.01                                                       96,420        SF                            1
  7.02                                                       70,675        SF                            1
  7.03                                                       77,428        SF                            1
  7.04                                                       57,360        SF                            1
  7.05                                                       68,175        SF                            1
  7.06                                                       49,365        SF                            1
  7.07                                                       61,334        SF                            1
  7.08                                                       38,540        SF                            1
  7.09                                                       52,100        SF                            1
   7.1                                                       27,500        SF                            1
  7.11                                                       49,925        SF                            1
  7.12                                                       46,850        SF                            1
  7.13                                                       32,129        SF                            1
  7.14                                                       33,875        SF                            1
  7.15                                                       31,610        SF                            1
  7.16                                                       41,375        SF                            1
  7.17                                                       35,980        SF                            1
  7.18                                                       51,271        SF                            1
    9                                                       876,587        SF               5            1
  9.01                                                       72,943        SF                            1
  9.02                                                      148,720        SF                            1
  9.03                                                       56,260        SF                            1
  9.04                                                       43,875        SF                            1
  9.05                                                       42,275        SF                            1
  9.06                                                       62,492        SF                            1
  9.07                                                       44,720        SF                            1
  9.08                                                       70,719        SF                            1
  9.09                                                       56,399        SF                            1
   9.1                                                       46,020        SF                            1
  9.11                                                       37,479        SF                            1
  9.12                                                       53,420        SF                            1
  9.13                                                       27,350        SF                            1
  9.14                                                       53,255        SF                            1
  9.15                                                       32,400        SF                            1
  9.16                                                       28,260        SF                            1
   14                                                       217,383        SF               5            1
   17                                                           276       Units             5            2
   18                                                       150,427        SF               5            1
   21                                                           142       Rooms             5            1
   27                                                        65,800        SF               5            1
   29                                                       433,969        SF               5            1
  29.01                                                     145,565        SF                            1
  29.02                                                     107,020        SF                            1
  29.03                                                      71,384        SF                            1
  29.04                                                     110,000        SF                            1
   35                                                       163,663        SF               5            1
   38                                                        92,522        SF               5            1
   41                                                        72,604        SF               5            1
   45                                                           152       Units             5            1
   46                                                       109,221        SF               5            1
   49                                                        93,470        SF               5            1
   51                                                        51,801        SF               5            1
   52                                                       100,967        SF               5            1
   57                                                        52,423        SF               7            1
   58                                                            96       Units             5            2
   59                                                        42,836        SF               5            1
   65                                                        47,615        SF               5            1
   68                                                        35,246        SF               5            1
   71                                                           119       Units             5            2
   77                                                        13,650        SF               5            1
   79                                                        13,938        SF               5            1
   80                                                        30,840        SF               5            1
   83                                                        49,861        SF               5            1
   84                                                           125       Units             5            2
   93                                                         8,736        SF               5            1